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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                   August 16, 1999
Commission File Number                                               333-70003-2

                    FIRST SECURITY AUTO OWNER TRUST 1999-2
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6244072
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period June 26, 1999 through July 25, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 1999-2
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            August 16, 1999
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer



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EXHIBIT A

First Security Auto Owner Trust 1999-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
June 26, 1999 Thru July 25, 1999
Distribution Date: 08-16-99
Statement for Class A and Class B Noteholders Pursuant                                                        Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                                   Class A/Class B
                                                                                                                         Note Amount
(i)  Principal Distribution
          Class A-1  Amount                                                                     26,821,239.10               134.7801
          Class A-2  Amount                                                                              0.00                 0.0000
          Class A-3  Amount                                                                              0.00                 0.0000
          Class A-4  Amount                                                                              0.00                 0.0000
          Class B Amount                                                                                 0.00                 0.0000
(ii)  Interest Distribution
          Class A-1  Amount                                                                        508,213.15                 2.5538
          Class A-2  Amount                                                                      1,132,572.44                 4.8818
          Class A-3  Amount                                                                      1,380,000.00                 5.0000
          Class A-4  Amount                                                                      1,414,287.17                 5.1667
          Class B Amount                                                                           266,695.26                 5.1667

(iii)  Basic Servicing Fee                                                                         789,464.48                 0.7647
(iv)  Outstanding Advances (end of preceding collection period)                                          0.00
(v)  Aggregate Receivables (end of preceding collection period)                                947,357,377.69

(vi)  Class A-1 Note Balance (end of Collection Period)                                         87,184,700.91
       Class A-1 Pool Factor (end of Collection Period)                                             0.4381141
       Class A-2 Note Balance (end of Collection Period)                                       232,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                                             1.0000000
       Class A-3 Note Balance (end of Collection Period)                                       276,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                                             1.0000000
       Class A-3 Note Balance (end of Collection Period)                                       273,733,000.00
       Class A-3 Pool Factor (end of Collection Period)                                             1.0000000
       Class B Note Balance (end of Collection Period)                                          51,618,437.68
       Class B Pool Factor (end of Collection Period)                                               1.0000000
       Total Pool Balance (end of Collection Period)                                           920,536,138.59

(vii)  Realized Losses                                                                              94,621.70
(viii)  Noteholders Interest Carryover Shortfall                                                         0.00
         Noteholders Principal Carryover Shortfall                                                       0.00
(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                    89,673.85

(x)  Reserve Account Balance                                                                    36,822,592.24
       Average Delinquency Ratio                                                                      0.1692%
       Average Net Loss Ratio                                                                         0.0550%
       Specified Reserve Account Balance                                                        41,424,126.24

(xi)  Gross Loss Ratio                                                                                  0.02%
(xii)  Remaining Receivables Percentage                                                                92.98%
(xi)  Reduced Letter of Credit                                                                  37,190,946.02


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